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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1999
                                 [KeyCorp Logo]
                                     KeyCorp
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                       0-850                    34-6542451
 -----------------------------   ------------------------  ---------------------
 (State or other jurisdiction     Commission File Number   (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)


  127 Public Square, Cleveland, Ohio                            44114-1306
----------------------------------------                    --------------------
    (Address of principal executive                             (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS

On October 21, 1999, the Registrant issued a press release announcing its earnings results for the three-month and nine-month periods ended September 30, 1999. This press release, dated October 21, 1999, is attached as Exhibit 99 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99 The Registrant's October 21, 1999, press release announcing its earnings results for the three-month and nine-month periods ended September 30, 1999.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         KEYCORP
                                          --------------------------------------
                                                      (Registrant)


Date:  October 22, 1999                              /s/ Lee Irving
                                          --------------------------------------
                                          By:   Lee Irving
                                                Executive Vice President
                                                and Chief Accounting Officer